SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                  July 11, 2001




                              WACHOVIA CORPORATION
             (Exact name of registrant as specified in its charter)


        NORTH CAROLINA                    No. 1-9021          No. 56-1473727
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)


                 100 North Main Street, Winston-Salem, NC 27101
                   191 Peachtree Street NE, Atlanta, GA 30303
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                           Winston-Salem 336-770-5000
                              Atlanta 404-332-5000



                                 Not applicable.
          (Former name or former address, if changed since last report)

Items 1 - 4.      Not Applicable.

Item 5.           Other Events

                  On July 11, 2001, Wachovia Corporation issued a press release concerning its earnings and results for the second quarter of 2001.

Item 6.           Not Applicable.

Item 7.           Exhibits.

                  99.1 Press Release, dated July 11, 2001, issued by Wachovia Corporation.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WACHOVIA CORPORATION


                                            By: /s/ Robert S. McCoy, Jr.
                                                ------------------------
                                            Name: Robert S. McCoy, Jr.
                                            Title: Vice Chairman and Chief
                                                     Financial Officer

Date:  July 11, 2001